                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 1999

                         Commission File Number 1-12649
                        AMERICA WEST HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                   86-0847214
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


           51 W. Third Street                           (602) 693-0800
          Tempe, Arizona 85281                  (Registrant's telephone number,
(Address of principal executive offices)             including area code)


                         Commission File Number 1-10140
                           AMERICA WEST AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                      86-0418245
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

     4000 E. Sky Harbor Boulevard                      (602) 693-0800
     Phoenix, Arizona 85034-3899             (Registrant's telephone number,
(Address of principal executive offices)            including area code)

                                    FORM 8-K

                        AMERICA WEST HOLDINGS CORPORATION
                           AMERICA WEST AIRLINES, INC.

ITEM 5. OTHER EVENTS

America West Holdings Corporation Press Release issued July 20, 1999 regarding 1999 Second Quarter Earnings (copy of press release attached hereto)

                 [AMERICA WEST HOLDING CORPORATION LETTERHEAD]

                                           Investor Contact:   Nancy Gore
                                                               Phoenix, AZ (PDT)
                                                               480/693-2843

                                               Media Contact:  Patty Nowack
                                                               Phoenix, AZ (PDT)
                                                               480/693-5729

FOR IMMEDIATE RELEASE:   Tues., July 20, 1999

              AMERICA WEST REPORTS RECORD SECOND QUARTER EARNINGS;
                     EARNINGS PER SHARE INCREASE 23 PERCENT

     PHOENIX (NYSE:AWA)--American West Holdings Corporation, parent company of America West Airlines, Inc. and The Leisure Company, today reported record second quarter 1999 net income of $42.3 million, the best quarterly earnings in Company history. Diluted earnings per share (EPS) for the 1999 second quarter were a record $1.06, a 23 percent increase over 1998's second quarter EPS, the previous record of $0.86. Year-to-date performance also set records for the best half year in America West's history including record operating revenues of $1.1 billion, record net income of $68.2 million and record EPS of $1.68.

     Excluding the amortization of excess reorganization value (ERV), diluted earnings per share would have been $1.19 for the 1999 second quarter versus the reported $1.06 and $1.95 year-to-date versus the reported $1.68.

     "We are very pleased to report our seventh consecutive record quarter, and the best quarter in our Company's history," said William A. Franke, chairman and chief executive officer, America West Holdings Corporation. "These results reflect the success of our strategies at both America West Airlines and The Leisure Company and reinforce our commitment to continued growth."

more/...

America West Holdings Corporation
Second Quarter 1999 Financial Results / 2

     America West Airlines reported record second quarter revenue of $554.2 million compared with $519.5 million in the 1998 quarter. Passenger revenue per available seat mile (RASM) of 8.08 cents was up 0.1 percent compared with a year ago, despite a 4.8 percent increase in average stage length. Operating cost per available seat mile (CASM) rose 1.0 percent to 7.40 cents, driven by Year 2000 (Y2K) computer readiness expenditures and higher fuel prices. A total of $9.7 million was spent on the Y2K project in this year's quarter, an increase of $8.5 million over the second quarter 1998. Fuel expense for the quarter increased 11 percent to $53.1 million, driven by a 3.8 percent increase in average cost per gallon. Fuel expense was reduced by the Company's fuel hedging program, which resulted in $1.3 million of savings in the second quarter. Excluding Y2K expenses and fuel, CASM declined 1.0 percent in the quarter.

     The Leisure Company reported second quarter revenues of $65.6 million, a 30 percent increase over the prior year's quarter. The revenue growth was driven by two acquisitions over the past year. Gross profit increased 8.0 percent to $15.4 million. Pretax earnings decreased slightly from $3.8 million in 1998 to $3.4 million due to higher infrastructure costs related to future growth needs and a year-over-year increase in fees paid for services provided by America West Airlines. Year-to-date revenues for The Leisure Company were $111.6 million, a 19.5 percent increase. Pretax earnings for the half-year increased 3.4 percent to $6.4 million.

     America West Holdings, pursuant to its stock repurchase program, purchased $35.8 million of its equity since the first quarter's reporting date in mid-April. Year-to-date purchases total $55.8 million. The Corporation has now returned more than $247.5 million to its equity holders through stock and warrant repurchases.

America West Holdings Corporation
Second Quarter 1999 Financial Results / 3


     Included in the current quarter's financial results was a $2.7 million pre-tax gain on the sale of Priceline.com equity. America West Airlines purchased 30,000 shares at a price of $16 per share through a directed shares program, which was set up as part of Priceline.com's initial public offering in March 1999. These shares were sold in June 1999. America West Airlines continues to hold 312,500 warrants to purchase Priceline.com common stock for $3.20 per share, which has a current value of approximately $30 million. These warrants are not yet registered.

     In addition to traditional earnings results, the Corporation also reports earnings per share excluding excess reorganization value (ERV). Amortized over a 20-year period, ERV is an intangible asset established as a result of America West's emergence from financial restructuring in August 1994. Management believes that an improved understanding of the Corporation's results can be gained by adjusting for the impact of this non-cash charge.

     This press release contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including competitive practices in the industry, the impact of changes in fuel prices, relationships with employees, the impact of industry regulation and other factors described from time to time in the Company's publicly available SEC reports, which could cause actual results to differ materially.

America West Holdings Corporation
Second Quarter 1999 Financial Results / 4


     America West Holdings Corporation is an aviation and travel services company with 1998 sales of $2.0 billion. Wholly owned subsidiary America West Airlines is the nation's ninth largest carrier serving more than 90 destinations in the U.S., Canada and Mexico. The Leisure Company, also a wholly owned subsidiary, is one of the nation's largest tour packagers.

     This press release, as well as releases issued in the past year by America West Holdings and its affiliates, can be accessed on the America West Internet site at www.americawest.com or via the Corporation's fax-on-demand system by calling 888/AWA-FAXS.

     The following tables outline the second quarter and year-to-date 1999 financial and statistical results of America West:

America West Holdings Corporation
Second Quarter 1999 Financial Results/5

                       America West Holdings Corporation
                  Condensed Consolidated Statements of Income
                    (in thousands except per share amounts)
                                  (unaudited)

                                               3 Months Ended    3 Months Ended    Percent
                                                June 30, 1999     June 30, 1998    Change
                                               --------------    --------------    -------
Operating revenues:
  Passenger                                       $524,246       $491,042            6.8
  Cargo                                             10,670         11,887          (10.2)
  TLC net revenues                                  15,393         14,258            8.0
  Other                                             19,171         16,508           16.1
                                                  --------       --------
  Total Operating revenues                         569,480        533,695            6.7
                                                  --------       --------

Operating expenses:
  Salaries and related costs                       120,434        112,743            6.8
  Aircraft rental                                   65,577         60,195            8.9
  Rentals and landing fees                          31,589         28,795            9.7
  Aircraft fuel                                     53,070         47,798           11.0
  Agency commissions                                30,750         34,900          (11.9)
  Aircraft maintenance materials and repairs        51,938         44,041           17.9
  Depreciation and amortization                     12,322         12,765           (3.5)
  Reorganization value amortization                  4,974          4,974              -
  TLC expenses                                      11,990         10,267           16.8
  Other                                            111,245        100,476           10.7
                                                  --------       --------
  Total operating expenses                         493,889        456,954            8.1
                                                  --------       --------

  Operating income                                  75,591         76,741           (1.5)
                                                  --------       --------

Nonoperating income (expenses):
  Interest income                                    2,658          3,972          (33.1)
  Interest expense, net                             (5,995)        (6,313)          (5.0)
  Other, net                                         3,064           (652)          n.m.
                                                  --------       --------
  Total nonoperating expenses, net                    (273)        (2,993)         (90.9)
                                                  --------       --------

Income before income taxes                          75,318         73,748            2.1
                                                  --------       --------

Income taxes                                        33,064         32,331            2.3
                                                  --------       --------
Net income                                        $ 42,254       $ 41,417            2.0
                                                  ========       ========

Earnings per share:
  Basic:                                          $   1.12       $   0.95           17.9
                                                  ========       ========
  Diluted:                                        $   1.06       $   0.86           23.3
                                                  ========       ========

Shares used for computation:
  Basic:                                            37,824         43,617          (13.3)
                                                  ========       ========
  Diluted:                                          39,985         48,410          (17.4)
                                                  ========       ========

America West Holdings Corporation
Second Quarter 1999 Financial Results / 6


                          America West Airlines, Inc.
                              Statements of Income
                                 (in thousands)
                                  (unaudited)


                                                      3 Months Ended             3 Months Ended             Percent
                                                       June 30, 1999              June 30, 1998             Change
                                                      --------------             --------------             -------
Operating revenues:
  Passenger........................................   $524,246                   $491,042                     6.8
  Cargo............................................     10,670                     11,887                   (10.2)
  Other............................................     19,277                     16,560                    16.4
                                                      --------                   --------
  Total operating revenues.........................    554,193                    519,489                     6.7
                                                      --------                   --------

Operating expenses:
  Salaries and related costs.......................    119,962                    112,262                     6.9
  Aircraft rental..................................     65,577                     60,195                     8.9
  Rentals and landing fees.........................     31,589                     28,794                     9.7
  Aircraft fuel....................................     53,070                     47,798                    11.0
  Agency commissions...............................     30,750                     34,900                   (11.9)
  Aircraft maintenance materials and repairs.......     51,938                     44,041                    17.9
  Depreciation and amortization....................     12,322                     12,765                    (3.5)
  Reorganization value amortization................      4,974                      4,974                       -
  Other............................................    109,952                     99,968                    10.0
                                                      --------                   --------
  Total operating expenses.........................    480,134                    445,697                     7.7
                                                      --------                   --------

  Operating income.................................     74,059                     73,792                     0.4
                                                      --------                   --------

Nonoperating income (expenses):
  Interest income..................................      4,402                      6,041                   (27.1)
  Interest expense, net............................     (7,804)                    (8,263)                   (5.6)
  Other, net.......................................      3,238                          -                       -
                                                      --------                   --------
  Total nonoperating expenses, net.................       (164)                    (2,222)                  (92.6)
                                                      --------                   --------

Income before income taxes.........................   $ 73,895                   $ 71,570                     3.2
                                                      ========                   ========

America West Holdings Corporation
Second Quarter 1999 Financial Results / 7

                                                      3 Months Ended   3 Months Ended   Percent
                                                      June 30, 1999    June 30, 1998    Change
Operating Statistics:

Number of aircraft at end of period                       113              104           8.7
Available seat miles/ASMs (in millions)                 6,491            6,082           6.7
Block hours                                           122,692          115,050           6.6
Average stage length (miles)                              858              819           4.8

Revenue passenger miles/RPMs (in millions)              4,477            4,287           4.4
Load Factor (%)                                          69.0             70.5          (1.5) points
Passenger enplanements (000)                            4,724            4,643           1.7

Passenger yield (cents)                                 11.71            11.46           2.2
Passenger revenue per ASM (cents)                        8.08             8.07           0.1

Operating cost per ASM (cents)                           7.40             7.33           1.0
Average fuel cost per gallon (cents)                    51.08            49.23           3.8
Fuel gallons consumed (in millions)                     103.9             97.1           7.0
Full-time equivalent employees at end of period        11,181           10,526           6.2


America West Holdings Corporation
Second Quarter 1999 Financial Results / 8


                              The Leisure Company
                              Statements of Income
                                 (in thousands)
                                  (unaudited)




                                       3 Months Ended   3 Months Ended   Percent
                                        June 30, 1999    June 30, 1998    Change
                                       --------------   --------------   -------
Operating revenues                        $65,553          $50,436         30.0
Cost of goods sold                         50,160           36,178         38.6
                                          -------          -------
Net revenues                               15,393           14,258          8.0

Total operating expenses                   11,990           10,267         16.8
                                          -------          -------

Operating income                            3,403            3,991        (14.7)
                                          -------          -------

Nonoperating income (expenses), net            36             (147)        n.m.
                                          -------          -------

Income before income taxes                $ 3,439          $ 3,844        (10.5)
                                          =======          =======




                       America West Holdings Corporation
      Adjustment for Amortization of Excess Reorganization Value (ERV)(a)
                      (in thousands except per share data)





                                          3 Months Ended    3 Months Ended
                                           June 30, 1999     June 30, 1998
                                          --------------    --------------
Diluted EPS - as reported                    $  1.06            $  0.86

Pretax amortization of ERV(b)                  5,373              5,373
After-tax amortization of ERV(c)               5,373              5,373

Diluted shares                                39,985             48,410
Amortization of ERV per share                $  0.13            $  0.11

Diluted EPS - as adjusted                    $  1.19            $  0.97


(a) ERV is an intangible asset that was established upon the Company's emergence from financial restructuring in August 1994 and is being amortized over a 20-year period.
(b) Includes $399,000 of ERV for second quarter 1999 and 1998, respectively, classified as TLC expenses.
(c) Amortization of ERV is not a tax-deductible expense.

America West Holdings Corporation
Second Quarter 1999 Financial Results/9

                       America West Holdings Corporation
                     Condensed Consolidated Balance Sheets
                           (in thousands of dollars)


                                                      June 30, 1999       December 31, 1998
                                                      -------------       -----------------
                                                       (unaudited)
Assets
Current assets
  Cash equivalents and short-term investments          $  186,592            $  135,845
  Other current assets, net                               193,643               166,258
                                                       ----------            ----------
    Total current assets                                  380,235               302,103
                                                       ----------            ----------
Property and equipment, net                               777,111               762,040
Other assets
  Restricted cash                                          33,433                35,262
  Reorganization value in excess of amounts
    allocable to identifiable assets, net                 326,024               336,772
  Deferred income tax and other assets                    115,545                88,853
                                                       ----------            ----------
    Total assets                                       $1,632,348            $1,525,030
                                                       ==========            ==========
Liabilities and Stockholders' Equity
Current liabilities
  Current maturities of long-term debt and
    capital leases                                     $   75,141            $   80,439
  Other liabilities                                       555,443               454,820
                                                       ----------            ----------
    Total current liabilities                             630,584               535,259
                                                       ----------            ----------
  Long-term debt, less current maturities                 198,003               207,906
  Deferred credits and other noncurrent liabilities       109,621               112,407
  Stockholders' equity                                    694,140               669,458
                                                       ----------            ----------
  Total liabilities and stockholders' equity           $1,632,348            $1,525,030
                                                       ==========            ==========

America West Holdings Corporation
Second Quarter 1999 Financial Results / 10

                       America West Holdings Corporation
                  Condensed Consolidated Statements of Income
                    (in thousands except per share amounts)
                                  (unaudited)

                                            6 Months Ended  6 Months Ended  Percent
                                             June 30, 1999   June 30, 1998  Change
Operating revenues:
 Passenger ................................... $1,002,868      $  934,834      7.3
 Cargo .......................................     21,398          24,492    (12.6)
 TLC net revenues ............................     28,664          26,570      7.9
 Other .......................................     36,176          31,015     16.6
                                               ----------      ----------
 Total operating revenues ....................  1,089,106       1,016,911      7.1
                                               ----------      ----------

Operating expenses:
 Salaries and related costs ..................    238,495         218,859      9.0
 Aircraft rental .............................    131,102         118,940     10.2
 Rentals and landing fees ....................     60,850          58,253      4.5
 Aircraft fuel ...............................     97,433          98,082     (0.7)
 Agency commissions ..........................     60,442          66,517     (9.1)
 Aircraft maintenance materials and repairs ..    100,624          86,469     16.4
 Depreciation and amortization ...............     23,997          25,063     (4.3)
 Reorganization value amortization ...........      9,948           9,948        -
 TLC expenses ................................     22,450          20,116     11.6
 Other .......................................    217,459         188,516     15.4
                                               ----------      ----------
 Total operating expenses ....................    962,800         890,763      8.1
                                               ----------      ----------
 Operating income ............................    126,306         126,148      0.1
                                               ----------      ----------
Nonoperating income (expenses):
 Interest income .............................      5,560           6,972    (20.3)
 Interest expense, net .......................    (12,257)        (14,048)   (12.7)
 Other, net ..................................      2,446          (1,068)     n.m.
                                               ----------      ----------
 Total nonoperating expenses, net ............     (4,251)         (8,144)   (47.8)
                                               ----------      ----------

Income before income taxes ...................    122,055         118,004      3.4
                                               ----------      ----------

Income taxes .................................     53,862          51,449      4.7
                                               ----------      ----------
Net income ................................... $   68,193      $   66,555      2.5
                                               ==========      ==========
Earnings per share:
 Basic: ...................................... $     1.78      $     1.52     17.1
                                               ==========      ==========
 Diluted: .................................... $     1.68      $     1.38     21.7
                                               ==========      ==========

Shares used for computation:
 Basic: ...................................... $   38,407      $   43,808    (12.3)
                                               ==========      ==========
 Diluted: .................................... $   40,547      $   48,132    (15.8)
                                               ==========      ==========

America West Holdings Corporation
Second Quarter 1999 Financial Results / 11


                          America West Airlines, Inc.
                              Statements of Income
                                 (in thousands)
                                  (unaudited)


                                     6 Months Ended   6 Months Ended   Percent
                                      June 30, 1999    June 30, 1998   Change
                                     --------------   --------------   -------

Operating revenues:
 Passenger                             $1,002,868        $934,834          7.3
 Cargo                                     21,398          24,492        (12.6)
 Other                                     36,389          31,116         16.9
                                     --------------   --------------
 Total operating revenues               1,060,655         990,442          7.1
                                     --------------   --------------
Operating expenses:
 Salaries and related costs               237,517         217,846          9.0
 Aircraft rental                          131,102         118,940         10.2
 Rentals and landing fees                  60,850          58,252          4.5
 Aircraft fuel                             97,433          98,082         (0.7)
 Agency commissions                        60,442          66,517         (9.1)
 Aircraft maintenance materials
  and repairs                             100,624          86,469         16.4
 Depreciation and amortization             23,997          25,063         (4.3)
 Reorganization value amortization          9,948           9,948            -
 Other                                    215,794         187,710         15.0
                                     --------------   --------------
 Total operating expenses                 937,707         868,827          7.9
                                     --------------   --------------
 Operating income                         122,948         121,615          1.1
                                     --------------   --------------
Nonoperating income (expenses):
 Interest income                            8,915          11,086        (19.6)
 Interest expense, net                    (15,824)        (17,935)       (11.8)
 Other, net                                 2,647            (264)        n.m.
                                     --------------   --------------
 Total nonoperating expenses, net          (4,262)         (7,113)       (40.1)
                                     --------------   --------------
Income before income taxes             $  118,686        $114,502          3.7
                                     ==============   ==============


America West Holdings Corporation
Second Quarter 1999 Financial Results / 12


                                                   6 Months Ended   6 Months Ended    Percent
                                                    June 30, 1999    June 30, 1998     Change
                                                   --------------   --------------    -------
Operating Statistics:

Number of aircraft at end of period                        113              104          8.7
Available seat miles/ASMs (in millions)                 12,789           11,928          7.2
Block hours                                            242,326          228,252          6.2
Average stage length (miles)                               857              811          5.7

Revenue passenger miles/RPMs (in millions)               8,507            7,923          7.4
Load factor (%)                                           66.5             66.4          0.1  points
Passenger enplanements (000)                             8,987            8,792          2.2

Passenger yield (cents)                                  11.79            11.80         (0.1)
Passenger revenue per ASM (cents)                         7.84             7.84           --

Operating cost per ASM (cents)                            7.33             7.28          0.7
Average fuel cost per gallon (cents)                     47.90            51.56         (7.1)
Fuel gallons consumed (in millions)                      203.4            190.2          6.9
Full-time equivalent employees at end of period         11,181           10,526          6.2

America West Holdings Corporation
Second Quarter 1999 Financial Results / 13


                              The Leisure Company
                              Statements of Income
                                 (in thousands)
                                  (unaudited)


                                         6 Months Ended      6 Months Ended     Percent
                                          June 30, 1999       June 30, 1998      Change
                                         --------------      --------------     -------
Operating revenues                       $111,612            $93,396             19.5
Cost of goods sold                         82,948             66,826             24.1
                                         --------            -------
Net revenues                               28,664             26,570              7.9

Total operating expenses                   22,450             20,116             11.6
                                         --------            -------

Operating income                            6,214              6,454             (3.7)
                                         --------            -------

Nonoperating income (expenses), net           163               (286)             n.m.
                                         --------            -------

Income before income taxes               $  6,377            $ 6,168              3.4
                                         ========            =======

                       America West Holdings Corporation
      Adjustment for Amortization of Excess Reorganization Value (ERV)(a)
                      (in thousands except per share data)


                                         6 Months Ended      6 Months Ended
                                          June 30, 1999       June 30, 1998
                                         --------------      --------------
Diluted EPS - as reported                 $  1.68             $  1.38

Pretax amortization of ERV (b)             10,746              10,746
After-tax amortization of ERV (c)          10,746              10,746

Diluted shares                             40,547              48,132
Amortization of ERV per share             $  0.27             $  0.22

Diluted EPS - as adjusted                 $  1.95             $  1.60

(a) ERV is an intangible asset that was established upon the Company's emergence from financial restructuring in August 1994 and is being amortized over a 20-year period.

(b) Includes $798,000 of ERV for six months ended June 30, 1999 and 1998, respectively, classified as TLC expenses.

(c) Amortization of ERV is not a tax-deductible expense.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 21, 1999             AMERICA WEST HOLDINGS CORPORATION



                                   By:  /s/ W. Douglas Parker
                                      ------------------------------------------
                                            W. Douglas Parker
                                            Executive Vice President



                                   AMERICA WEST AIRLINES, INC.



                                   By: /s/  Kathleen M. Doyle
                                      ------------------------------------------
                                            Kathleen M. Doyle
                                            Vice President and General Counsel